                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File nos. 333-27007 and 333-39633) and Form S-8 (File nos. 333-79711, 33-70498, 33-70500, 33-79824, 333-04487, 333-28545, 333-56691
and 333-56693) of Dataware Technologies, Inc. of our report dated February 8, 2000, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers

Boston, Massachusetts
March 10, 2000